Exhibit 99.1
Jeff Andreson Chief Financial Officer Investor Update June 2009

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Strong Foundation, Significant Future Growth (Financial Data as of Q1 2009) Solid Financial Foundation $101M or $4.60/share in Cash and Investments Tangible Book Value $7.20 per Share No Debt Record of Cash Flow Generation and Margin Expansion Significant Cost Reductions Executed Cash Flow Break-Even at $100M to $105M in Annual Revenues Numerous Drivers for Future Growth Underlying Demand for Storage Remains Strong HDD Industry Continues to Invest in Technology Photonics Products Ramping Innovative Solutions for Semiconductor Manufacturing

Equipment Revenue Drivers 2009 HDD Legacy Tool Conversions Required for Product Mix Shift Toward Mobile Applications Investment in New Technologies Patterned Media: 200 Lean (Etch) and LithoPrime Ongoing Media Evolution: Upgrades for Installed Base Other Non-Magnetic Thin Film Applications Capacity Additions as Needed Shortest Lead Time in Industry

Media Growth and Technology Drivers 2007 2008 2009 2010 2011 2012 2013 Desktop 520 455 346 308 311 313 328 Server 82 83 71 78 84 91 96 Mobile 277 381 359 401 469 544 628 Source: TrendFocus April 2009 Media Disks (Millions) Perpendicular Media Patterned Media 2009 HDD Units Down Demand Drivers Remain Intact Capacity & Legacy System Replacements Mobile Server Desktop

200 Lean Magnetic Media Manufacturing System Leading System for Disk Production Deposition Etch and Planarization - NEW Highest Output Per Square Foot Enabling the Industry's Technology Roadmap Patterned Media Heat Assisted Recording IVAC Share 65% Market Leader

Evolution of Media Technology Source: Semiconductor International, 5/22/2008 10000 250 Gb/in2 = 320 GB/Platter 3.5 Inch Disk 1000 100 10 1 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Areal Density (Gbit/in2)

Patterned Media Manufacturing Clean Intevac 200 Lean (Deposition) Magnetic Media Deposition Prime Media Surface Apply Pattern to Media Intevac 200 Lean (Etch) Etch Pattern into Media Intevac AccuLuber(tm) Lube Disk Test New Manufacturing Intevac LithoPrime(tm) Steps for Patterned Media Imprint Lithography Burnish

Major Technology and Architecture Evolution for Semiconductor Etch Market Enabling Technology for Advanced <45nm Processes Addressing Need for Significant Productivity Improvements Development of Lean Etch Complete Enabling Technology, Double the Throughput

Semiconductor Equipment Alliance with TES Co. Ltd. Korean Mandate to Source 40% of Equipment from Local Providers TES Co. Ltd. has Successfully Penetrated CVD Market with Major Korean Semiconductor Companies IP Royalty Model TES to Sell Etch (and CVD) in Korea and China Intevac to Sell CVD (and Etch) to Rest of World Accelerates Intevac CVD Product Offering First Lean Etch Shipped to TES Q4'08 Groundbreaking Alliance

Intevac Photonics Business Addressed Spectrum 0.4 0.9 1.7 3.0 5.0 8.0 14.0 Light Wavelength (Micron) Served Market of Infra-Red Businesses Reflected Light From "Dark" Heavens or Eye-Safe Illumination Produces Recognizable Image and/or Spectrum Emitted Heat Requires Temperature Variations Produces Detectable Image Cannot read alphanumerics Cannot penetrate glass Objective: Global Leader in Digital-Optical Products Capture and Display of Low Light Images Optical Analysis of Materials for Identification Multi-Hundred Million Dollar Business with Gross Margin >50% Split ~ 50/50 Government/Commercial, US/International Near Infra-Red Medium Wave Infra-Red Long Wave Infra-Red Visible Near Infra-Red Medium Wave Infra-Red Long Wave Infra-Red Visible

Intevac Photonics History Intevac Photonics 2009 (Est.) Intevac Founded Night Vision Tube Business Sold 2007 Q1 Digital Sensor Development Product Ramp 39K Night Vision Tubes Produced Creative Display Systems Acquired (Near-Eye Displays) 2007 Q4 DeltaNu Acquired (Material ID Instruments) 1995 1991 1995 2000 2005 10 20 30 40 50 ($M) Varian Associates Legacy Night Vision Tube Development

Intevac Photonics Revenue Drivers 2009 Product Ramp Night Vision Systems Low Light Cameras Hand-Held Material Identification Instruments Multiple Military and OEM Production Ramps Solid Base of Contract R&D Revenues Maintaining our Technology Leadership

Products - Government Night Vision Systems Near Eye Displays Low Light Cameras including LIVAR Hand Held Material Identification Instruments Head Mounted Gun Mounted Binocular Monocular Covert PC Display Remote Gun Sight Training Airborne Maritime Perimeter Security Vehicles UAV Biological and Chemical Threat Detection Night Port LIVAR(r) Camera Observer NightVista(r) Products Applications Module DENVG I-Port

Products - Commercial Hand Held Material Identification Instruments OEM Cameras Night Vision Systems Head Mounted Displays Law Enforcement Industrial Inspection Industrial Inspection Bio Medical Scientific ReporteR(tm) MicroVista(r) Mosir(r) I-Port Surgical Viewer NightVista(r) Products Applications Law Enforcement Recreational Use Availability Post 2009 Medical Training and Simulation Night Port(tm)

Solid Cash and Liquidity to Weather Current Downturn Global Cost Reduction Plan Announced November 2008 Reduces Costs $15M+ Annually Cash Flow Break-Even at $100M to $105M in Annual Revenues Operating Expenses Down >$3M Per Quarter from Q3'08 2009 Operating Expenses Reduced ~ 20% from 2008 Balance Sheet ($M) A Acquisitions A

Positioned for Operating Leverage Revenue $100M $150M $200M $250M Model Gross Margin 40.0% 43.0% 43.5% 44.0% 45% Operating Expense 50.0% 39.0% 32.5% 26.5% < 25% Pretax Profit -9.0% 5.0% 12.0% 18.5% > 20% Free Cash Flow ~0% 6% 11% 15% Free Cash Flow defined as Net Income plus Stock Comp, Depr. & Amort. and less CAPEX Changes in Product Mix will impact gross margin and pre-tax profit.

Investment Rationale Technology Transition Future Media Capacity Needs Expanding Markets Growing Product Revenues Government Programs Beginning Volume Ramp Equipment Photonics Strong Balance Sheet Cost Reductions Executed Significant Growth Opportunities Highly Differentiated Technology & Products Management Team with Proven Track Record EPS Growth Through Operating Leverage Strong Balance Sheet

Jeff Andreson Chief Financial Officer Investor Update June 2009